                                     AMENDED
                          ACKNOWLEDGMENT AND AGREEMENT
           TO TENDER ASSIGNEE UNITS OF LIMITED PARTNERSHIP INTEREST IN
      DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II (THE "PARTNERSHIP")
                        PURSUANT TO AN OFFER TO PURCHASE
 DATED AUGUST 30, 2001 (THE "OFFER DATE") AS SUPPLEMENTED SEPTEMBER 24, 2001 BY
                             AIMCO PROPERTIES, L.P.

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  FOR INFORMATION OR ASSISTANCE IN CONNECTION WITH THE OFFER OR THE COMPLETION
              OF THIS ACKNOWLEDGMENT AND AGREEMENT, PLEASE CONTACT
              THE INFORMATION AGENT AT (888) 349-2005 (TOLL FREE).
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                The undersigned hereby agrees as set forth under
                     "ACKNOWLEDGMENT AND AGREEMENT" below.

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                                  SIGNATURE BOX
1              (SEE INSTRUCTION 2 IN THE LETTER OF TRANSMITTAL)
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         Please sign exactly as your name is printed in Box 2 below. For joint owners, each joint owner must sign. (See Instruction 2 in the Letter of Transmittal).

          X
           --------------------------------------------------------------------
                                (Signature of Owner)

         X
          ---------------------------------------------------------------------
                             (Signature of Joint Owner)

         Name and Capacity (if other than individuals):
                                                       ------------------------

         Title:
               ----------------------------------------------------------------
         Address:
                 --------------------------------------------------------------

         ----------------------------------------------------------------------
         (City)                              (State)                   (Zip)

         Area Code and Telephone No. (Day):
                                          -------------------------------------
                                 (Evening):
                                           ------------------------------------

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

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                                        DESCRIPTION OF UNITS TENDERED
2

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   Name(s) and Address(es) of Registered Holder(s) (Please indicate changes or corrections to the name, address and tax
               identification number printed below.)
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                                                                             1. Total           2. Number of
                                                                          Number of Units      Units Tendered
                                                                               Owned              for Cash
                                                                                (#)                 (#)
                                                                        -----------------      ----------------

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

WHEN COMPLETING THIS ACKNOWLEDGMENT AND AGREEMENT, PLEASE REFER TO THE INSTRUCTIONS SET FORTH ON THE LAST PAGE OF THIS ACKNOWLEDGMENT AND AGREEMENT.

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                        SIGNATURE GUARANTEE (IF REQUIRED)
3               (SEE INSTRUCTION 2 IN THE LETTER OF TRANSMITTAL)
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YOU DO NOT NEED TO HAVE YOUR SIGNATURE GUARANTEED UNLESS YOU ARE A TRUSTEE,
EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY.

Name and Address of Eligible Institution:
                                         --------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Authorized Signature: X
                       --------------------------------------------------------
Name:                                     Title:                Date:
     ------------------------------------       ----------------     -----------

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                          SPECIAL PAYMENT INSTRUCTIONS
                   (SEE INSTRUCTIONS 2, 7 AND 8 IN THE LETTER
4                               OF TRANSMITTAL)
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To be completed ONLY if the consideration for the Units accepted for payment is to be issued in the name of someone other than the Signatory.

Issue consideration to:
                       --------------------------------------------------------
Name
    ---------------------------------------------------------------------------
                             (Please Type or Print)

Address
       ------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                               (Include Zip Code)

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                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                         (See Substitute Form W-9 below)
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                          SPECIAL DELIVERY INSTRUCTIONS
                   (SEE INSTRUCTIONS 2, 7 AND 8 IN THE LETTER
5                                OF TRANSMITTAL)
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To be completed ONLY if the consideration for the Units accepted for payment is to be sent to someone other than the Signatory or to the Signatory at an address other than that shown in Box 2 above.

Mail consideration to:
Name
    ---------------------------------------------------------------------------
                             (Please Type or Print)

Address
       ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

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                               SUBSTITUTE FORM W-9
6           (SEE INSTRUCTION 4 - BOX 6 OF THE LETTER OF TRANSMITTAL)
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         Under penalties of perjury, the Signatory certifies that: (1) the number shown on this form is the unitholder's correct Taxpayer Identification No. ("TIN") or the unitholder has applied for a TIN; and (2) the unitholder is not subject to backup withholding either because the unitholder : (a) is exempt for backup withholding; (b) has not been notified by the Internal Revenue Service ("IRS") that the unitholder is subject to back-up withholding as a result of failure to report all interest or dividends; or (c) has been notified by the IRS that such unitholder is no longer subject to backup withholding.

         Certification Instructions - You must cross out item (2) in the paragraph above if you have been notified by the IRS that you are subject to back-up withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to back-up withholding you received another notification from the IRS that you are no longer subject to back-up withholding, do not cross out item (2).

         Please check this box [ ] if the unitholder has applied for a TIN, a TIN has not been issued to the unitholder, and either (a) the unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the unitholder intends to mail or deliver an application in the near future (it being understood that if the unitholder does not provide a TIN to the Purchaser, 31% of all reportable payments made to the unitholder will be withheld).

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                                FIRPTA AFFIDAVIT
7           (SEE INSTRUCTION 4 - BOX 7 OF THE LETTER OF TRANSMITTAL)
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         Section 1445(e)(5) of the Internal Revenue Code and Treas.
Reg.1.1445-11T(d) provide that a transferee of the U.S. real property interest must withhold tax equal to 10% of the amount realized if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following under penalties of perjury: (i) the unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); (ii) the unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the front of this Acknowledgment and Agreement; and (iii) the unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Acknowledgment and Agreement. The person signing this Acknowledgment and Agreement understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

[ ] Please check this box if the withholding of tax is required because the unitholder does not satisfy all of the above conditions.
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